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                                                                    EXHIBIT 99.1

                   CERTIFICATION PURSUANT TO 18 U.S.C. (S) 1350

         In connection with the Quarterly Report on Form 10-QSB for the period ended March 31, 2003 (the "Form 10-QSB") of Botetourt Bankshares, Inc. (the "Company"), I, H. Watts Steger, III, Chairman and Chief Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. (S) 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

         (a) the Form 10-QSB fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

         (b) the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the periods presented in the Form 10-QSB.

         By:  /s/ H. Watts Steger, III                    Date: May 12, 2003
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              H. Watts Steger, III
              Chairman and Chief Financial Officer